Exhibit 10.1

PIMI AGRO CLEANTECH, INC.

SUBSCRIPTION AGREEMENT

269 South Beverly Drive, Suite 1091
Beverly Hills, California 90212

Gentlepersons:

1.           Subscription.  The undersigned (the "Purchaser"), intending to be legally bound, hereby irrevocably agrees to purchase from Pimi Agro Cleantech, Inc. (the "Company") the aggregate number of ________shares of Common Stock, $0.01 par value per share (the “Securities”). This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement, relating to the offering by the Company of up to 500,000 Common Shares (the "Offering").

2. Payment.  The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to “Pimi Agro Cleantech, Inc.,” in the full amount of the purchase price of the Securities being subscribed for. To request wire transfer instructions, please contact Eitan Shmueli  at +97236122611 or +972544225249. Such funds will be marked for the Purchaser's benefit, and will be returned promptly, without interest, penalty, expense or deduction if this Subscription Agreement is not accepted by the Company, or the Offering is terminated by the Company.

3. Deposit of Funds.  All payments made as provided in Section 2 hereof shall be deposited by the Company, until the subscription has been accepted by the Company and the Subscription Agreement, as executed by the Company, has been delivered to the Purchaser.

4.           Acceptance of Subscription.  The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Securities, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement.  If this subscription is rejected in whole, or the Offering is terminated, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect.  If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

5.           Representations and Warranties.  The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)           None of the Securities offered are registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws.  The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder and/or Regulation S, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b)           The Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the "Advisors"), have received the Subscription Agreement and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein, and the Purchaser and the Advisors, if any, prior to the execution of this Subscription Agreement;

(c)           Neither the Securities and Exchange Commission nor any state securities commission has approved the Securities, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the offering documents.  The offering documents have not been reviewed by any federal, state, provincial or other regulatory authority;

(d)           All documents, records, and books pertaining to the investment in the Securities have been made available for inspection by such Purchaser and the Advisors;

(e)           The Purchaser and the Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and the Advisors;

(f)           In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the offering documents or as contained in documents or answers to questions so furnished to the Purchaser or the Advisors by the Company;

(g)           The Purchaser is unaware of, is no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Securities and is not subscribing for Securities and did not become aware of the offering of the Securities through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)           The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby;

(i)           The Purchaser or the Purchaser’s representative, as the case may be, together with the Advisors, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Securities to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

(j)           The Purchaser is not relying on the Company, or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only his own Advisors;

(k)           The Purchaser is acquiring the Securities solely for such Purchaser's own account for investment and not with a view to resale or distribution thereof, in whole or in part.  The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Securities, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l) The Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because the securities may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.  Legends shall be placed on the securities underlying the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books.  Stop transfer instructions will be placed with the transfer agent of the securities constituting the Securities.

(m)           The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Securities for an indefinite period of time;

(n)           The Purchaser is aware that an investment in the Securities involves a number of very significant risks, and, in particular, acknowledges that the Company has had a limited operating history and is engaged in a highly competitive business;

(o)           The Purchaser meets the requirements of at least one of the suitability standards for an "accredited investor" as set forth on the Accredited Investor Certification contained herein;

(p)           The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q)           The Purchaser and the Advisors have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or the Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisors;

(r)           The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of the Securities. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Securities;

(s)           The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities.  The Purchaser is knowledgeable about investment considerations in development-stage companies.  The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur.  The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive.  The investment is a suitable one for the Purchaser;

(t)           The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisors, if any, consider material to its decision to make this investment;

(u)           Within five days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(v)           THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(w)           (For Connecticut residents only)    The undersigned acknowledges that the Securities have not been registered under the Connecticut Uniform Securities Act, as amended (the "Connecticut Act"), and are subject to restrictions on transferability and sale of securities as set forth herein.  The undersigned hereby agrees that such Securities will not be transferred or sold without registration under the Connecticut Act or exemption therefrom;

(x)           (For Maine residents only)   These Securities are being sold pursuant to an exemption from registration with the Bank Superintendent of the State of Maine under Section 10502(2)(R) of Title 32 of the Maine Revised Statutes.  These Securities may be deemed restricted securities and as such the holder may not be able to resell the Securities unless pursuant to registration under state or federal securities laws or unless an exemption under such laws exists;

(y)           (For Missouri residents only)   The undersigned acknowledges that the Securities have not been registered under the Missouri Uniform Securities Act, as amended (the “Missouri Act”), and are subject to restrictions on transferability and sale of securities as set forth herein.  The undersigned hereby acknowledges that such Securities may be disposed of only through a licensed broker-dealer.  It is a felony to sell securities in violation of the Missouri Act;

(z)           (For Texas residents only)   The undersigned hereby acknowledges that the Securities cannot be sold unless they are subsequently registered under the Securities Act of 1933, as amended, and the Texas Securities Act, or an exemption from registration is available.  The undersigned further acknowledges that because the Securities are not readily transferrable, the undersigned must bear the economic risk of his investment for an indefinite period of time; and

6.           Indemnification.  The Purchaser agrees to indemnify and hold harmless the Company, and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

7.           Irrevocability; Binding Effect.  The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns.  If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

8.           Modification.  This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

9.           Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9).  Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

10.           Assignability.  This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Securities shall be made only in accordance with all applicable laws.

11.           Applicable Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York relating to contracts entered into and to be performed wholly within such State. The Purchaser hereby irrevocably submits to the jurisdiction of any New York State court or United States Federal court sitting in New York County over any action or proceeding arising out of or relating to this Subscription Agreement or any agreement contemplated hereby, and the Purchaser hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court.  The Purchaser further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of a non-convenient forum.  The Purchaser further agrees that any action or proceeding brought against the Company shall be brought only in New York State or United States Federal courts sitting in New York County. THE PURCHASER AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

12.           Blue Sky Qualification.  The purchase of Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable Federal, state and provincial securities laws.  The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

13.           Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

14.           Confidentiality.  The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence.  The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

16.           Miscellaneous.

(a)           This Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.  The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)           The Purchaser's representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the Securities.

(c)           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)           This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)           Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)           Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.
Accredited Investor Certification
(Initial the appropriate item(s))

(i)
The Purchaser is a natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year (“income”, for purposes hereof, should be computed as follows: individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (1) any deduction of long-term capital gains under section 1202 of the Internal Revenue Code of 1986 (the “Code”), (2) any deduction for depletion under Section 611 et seq. of the Code, (3) any exclusion for interest under Section 103 of the Code and (4) any losses of a partnership as reported on Schedule E of Form 1040);

(ii)
The Purchaser is a natural person whose individual net worth (i.e. total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the common stock be in excess of $1,000,000;

(iii)
The Purchaser is a trust (other than a revocable grantor trust), which trust has total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the common stock offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the common stock;

(iv)
The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income security Act of 1974, and either (a) the investment decision will be made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or a registered investment adviser; or (b) the employee benefit plan has total assets in excess of $5,000,000; or (c) the employee benefit plan is a self-directed plan, including an Individual Retirement Account, with the meaning of Title I of such act, and the person directing the purchase is an Accredited Investor.

*NOTE. If the Purchaser is relying solely on Item (iv) for its Accredited Investor status, please print the name of the person directing the purchase in the following space and furnish a completed and signed Accredited Investor Certification for such person.

(v)
The Purchaser is an investor otherwise satisfying the requirements of Sections 501(a)(l), (2) or (3) of Regulation D promulgated under the Securities Act, which includes but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are “accredited investors” as otherwise defined in Regulation D;

(vi)	The Purchaser is a director or executive officer of Pimi Agro Cleantech, Inc.; or

(vii)
The Purchaser is an entity (including an IRA or revocable grantor trust but other than a conventional trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.

PIMI AGRO CLEANTECH, INC.

SIGNATURE PAGE

Subscriber hereby elects to subscribe under the Subscription Agreement for a total of $ _____ of Securities (NOTE: to be completed by subscriber).

Date (NOTE: To be completed by subscriber):  , 2010

Please indicate (circle one) whether the purchaser is investing as a(n):

INDIVIDUAL
JOINT TENANTS
TENANTS IN COMMON
COMMUNITY PROPERTY
PARTNERSHIP
CORPORATION
LIMITED LIABILITY COMPANY
TRUST

Please fill out this section if the purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY (If the investment is being made as JOINT TENANTS, TENANTS IN COMMON, or as COMMUNITY PROPERTY, please be sure to fill out this section for all purchasers named):

Print Name(s)	Social Security Number(s)

Print Name(s) (if more than	Social Security Number(s)

1 individual)

Signature(s) of Investor(s)	Signature

Date	Address

Please fill out this section if the purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

____________________________                                                               ______________________________
Name of Partnership,	Federal Taxpayer
Corporation, Limited	Identification Number
Liability Company or
Trust

By:_________________________                                ______________________________
Name:	State of Organization
Title: __	Address

SUBSCRIPTION FOR $________ OF SECURITIES, ACCEPTED AND AGREED TO
this    day of               , 2010

PIMI AGRO CLEANTECH, INC.

By: Youval Saly
Name/Title:
CEO